EMPLOYMENT AGREEMENT
                              --------------------


          THIS AGREEMENT, made this 28th day of February, 2000 by and between ENERGY CORPORATION OF AMERICA, whose address is 4643 S. Ulster Street, Suite 1100, Denver, Colorado (hereinafter "ECA") and Michael S. Fletcher, of 411 Country Cove Estates, Scott Depot, West Virginia (hereinafter "Employee").

          WHEREAS,  Employee  is currently President of Mountaineer Gas Company;
And

          WHEREAS, Employee has been a valued employee of Mountaineer Gas Company and ECA desires to employ Employee upon the terms and conditions specified below.

          NOW, THEREFORE, in consideration of the mutual promises hereinafter contained, the parties agree as follows:

          1.     EMPLOYMENT.
                 ----------
               (a)  INITIAL  TERM.  ECA  shall  employ  Employee  and  Employee
                    -------------
accepts such employment upon the terms and conditions set forth in this Agreement for an initial term of three (3) years, commencing on the date of the closing of the sale of the stock of Mountaineer Gas Company to Allegheny Energy, Inc. ("Allegheny").

               (b)  RENEWAL.  This  Agreement shall be automatically renewed for
                    -------
one (1) additional year each year after the expiration of the Initial Term as described in Paragraph 1(a) above, unless Employee or ECA gives written notice to the other at least sixty (60) calendar days prior to the expiration of the Initial Term or any renewal period of its desire to terminate the Agreement. If such notice of termination is given by either party, the Agreement will terminate by its own terms as set forth in this Agreement, and ECA shall have no further obligation to pay Employee any compensation or any other amounts, except for Earned Incentive Compensation, as defined in this Agreement, or as otherwise required by law.


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

          2.     DUTIES.  During the period the Management Agreement between ECA
                 ------
and Allegheny remains in effect, Employee's duties shall be substantially the same as the Employee previously performed for Mountaineer Gas Company. If the services to be performed by Employee for Allegheny under the Management Agreement do not require Employee's full time and attention, then ECA shall have the right to assign additional duties and functions to Employee. In the event the Management Agreement is terminated during the term of this Employment Agreement, ECA shall have the right to assign other duties and functions to the Employee. ECA shall use its best efforts to assign to Employee duties and functions which are similar to Employee's prior job responsibilities; however, if no similar positions are available at ECA, Employee agrees to undertake other responsibilities and projects for ECA.

          3.     COMPENSATION.  ECA  shall  pay  to  Employee  the  following
                 ------------
compensation:

               (a)  SALARY.  During the term of this Agreement Employee shall be
                    ------
paid an annual salary of $229,771.00, payable in semi-monthly installments. Employee's salary shall be reviewed annually and shall be adjusted upward, if appropriate, based on Employee's performance.

               (b)  BENEFITS.  ECA shall provide Employee with health insurance,
                    --------
dental insurance, life insurance, and disability insurance. Employee shall be eligible to participate in ECA's 401k Plan and ECA shall make contributions to the Plan on behalf of Employee in the percentage amount governed by the Plan, which currently provides for a contribution by ECA in the amount equal to 33% of Employee's contributions to the plan. Employee shall also be eligible to participate in all other health, educational, insurance, profit-sharing and wellness programs offered by ECA to its employees.


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

               (c)  REIMBURSEMENT OF EXPENSES.  ECA shall reimburse Employee for
                    -------------------------
all reasonable business-related expenses incurred by Employee in connection with his employment at ECA, in accordance with the policies, practices and procedures in effect generally with respect to ECA employees.

               (d)  LOAN.  In  consideration of Employee's commitment to ECA and
                    ----
fulfillment of his duties and obligations hereunder, subject to the provisions of Paragraph 4(c) below, ECA shall make a loan to Employee in the amount of $229,771.00. ECA shall make the loan to Employee at the commencement of the term of this Agreement. Employee shall execute a Promissory Note, substantially in the form of Exhibit A attached hereto. If Employee remains employed at ECA for the Initial Term of this Agreement, then, at the expiration of the Initial Term, ECA shall cancel all sums due ECA from Employee under the Promissory Note.

               (e)  EARNED  INCENTIVE  COMPENSATION.  At  the  expiration of the
                    -------------------------------
Initial Term of this Agreement, Employee shall receive 2,370 shares of Class A stock in ECA.

          4.     TERMINATION  OF  EMPLOYMENT.
                 ---------------------------

               (a)  BY  DEATH  OR  DISABILITY.  Employee's  employment  with ECA
                    -------------------------
shall terminate automatically upon Employee's death. ECA may terminate Employee's employment during any period in which Employee is prevented, after reasonable accommodation by ECA, from properly performing his duties due to a mental or physical illness for a period of three months in the aggregate in any twelve month period.

               (b)  FOR CAUSE.  Notwithstanding any other provision contained in
                    ---------
this Agreement, ECA may terminate this Agreement immediately, at any time, for cause. For purposes of this Agreement "for cause" shall be deemed to include:
(1) any willful breach or habitual neglect of the Employee's duties that he is required to perform under the terms of this Agreement; (2) commission of any material act of dishonesty, fraud, misrepresentation, or other act of moral turpitude; (3) gross carelessness or misconduct; (4) violation of any fiduciary duty owed to ECA; and (5) conviction of a felony.


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

          5.     OBLIGATIONS  OF  EMPLOYEE  ON  TERMINATION.
                 ------------------------------------------

               (a) Employee acknowledges and agrees that all property, including keys, credit cards, books, manuals, records, reports, notes, contracts, confidential information, copies of any of the foregoing, and any equipment furnished to Employee by ECA belong to ECA and shall be promptly returned to ECA upon termination of employment.

               (b) Upon termination of employment, Employee shall be deemed to have resigned from all offices and directorships held at ECA.

               (c)  REPAYMENT  OF  LOAN.  If  Employee  resigns  or  otherwise
                    -------------------
voluntarily terminates his employment from ECA prior to the expiration of the Initial Term of this Agreement, or if ECA terminates Employee's employment for cause as defined in Paragraph 4(b) above prior to the expiration of the Initial Term of this Agreement, then all amounts outstanding under the loan made to Employee pursuant to Paragraph 3(d) above shall become due and payable and Employee shall repay such loan to ECA within ten (10) days of the termination of his employment.

          6.       OBLIGATIONS  OF  ECA  ON  TERMINATION.
                   -------------------------------------

               (a)  DEATH,  DISABILITY,  OR FOR CAUSE.  If Employee's employment
                    ---------------------------------
is terminated by reason of Employee's death or disability, or if Employee's employment is terminated by ECA for cause as provided in this Agreement, this Agreement shall terminate as provided by its terms and ECA's obligations to Employee under this Agreement shall be limited to (i) the prorated payment of Employee's salary through the date of termination to the extent not paid by


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

then; (ii) the payment of any unused earned vacation through the date of termination; and (iii) the payment of any reimbursable business expenses that were documented by Employee prior to termination in accordance with ECA's policies and that were not reimbursed by ECA at the time of the termination of this Agreement. As of the date of termination of this Agreement, ECA's obligations to Employee under this Agreement shall terminate, and ECA will have no further obligation to pay Employee or his estate, beneficiaries or legal representatives any compensation or any other amounts, except as otherwise provided by law. If Employee's employment is terminated by reason of Employee's death or disability, then ECA shall cancel all sums due ECA from Employee under the Promissory Note.

          (b)  FOR  REASONS  OTHER  THAN  DEATH,  DISABILITY,  OR FOR CAUSE.  If
               ------------------------------------------------------------
Employee's employment is terminated by ECA for reasons other than death, disability or for cause, ECA's obligations to Employee shall be limited to (i) the payment of Employee's salary and the continuation of Employee's benefits for the period from the date of termination until the end of the Initial Term; (ii) the cancellation of all sums due and owing ECA under the Promissory Note; and
(iii) the issuance of the shares of Class A stock described in Paragraph 3(e) above.

          7.     ARBITRATION.
                 -----------

               (a) All claims, disputes, controversies or disagreements of any kind whatsoever ("Claims") including any claims arising out of or in connection with Employee's employment or the termination of Employee's employment, that may arise between Employee and ECA, including any claims that may arise between Employee and ECA's officers, directors, employees, or agents in their capacity as such, shall be submitted to arbitration before the American Arbitration Association in Charleston, West Virginia in accordance with the rules and procedures of the American Arbitration Association then existing.

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

               (b) The fees and costs of the arbitration shall be borne equally by the Employee and ECA, except that Employee and ECA shall each pay for their own attorneys' fees or costs of representation for purposes of the arbitration, unless otherwise provided by law.

          8.     ASSIGNMENT.  This  Agreement  is personal to Employee and shall
                 ----------
not be assigned by Employee. Any such assignment shall be null and void. ECA shall have the right to assign its obligations hereunder to any affiliate or subsidiary of ECA.

          9.     SUCCESSORS.  This  Agreement  shall inure to the benefit and be
                 ----------
binding upon ECA and its subsidiaries, successors and assigns and any person acquiring, whether by merger, consolidation, or the purchase of all or substantially all of ECA's assets. The rights of Employee to receive payment of compensation provided for in this Agreement shall inure to the benefit, and may be enforced by, Employee's estate in the event of his death.

          10.     WAIVER.  No delay or omission by ECA or Employee in exercising
                  ------
any right under this Agreement shall operate as a waiver of that or any other right. No waiver of any provision of this Agreement, or consent to any departure by either party from any provision of this Agreement shall be effective in any event unless it is in writing, designated a waiver, and signed by the party waiving the breach. Such waiver shall be effective only in the specific instance and for the purpose for which it is given.

          11.     SEVERABILITY.  The provisions of this Agreement are divisible;
                  ------------
if any provision shall be deemed invalid or unenforceable, that provision shall be deemed limited to the extent necessary to render it valid and enforceable and the remaining provisions of this Agreement shall continue in full force and effect without being impaired or invalidated in any way.


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

          12.     AMENDMENT.  This  Agreement  may  not  be  altered or amended,
                  ---------
except  in  a  writing  signed  by  both  Employee  and  ECA.

          13.     CONSTRUCTION  AND  GOVERNING  LAW.  The  captions  used  in
                  ---------------------------------
connection with this Agreement are for reference purposes only and shall not be construed as part of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of West Virginia.

          14.     ENTIRE  AGREEMENT.  This  Agreement  supersedes  all  prior
                  -----------------
agreements, understandings, and communications between Employee and ECA, whether written or oral, express or implied, relating to the subject matter of this Agreement and is intended as a complete and final expression of the terms of the Agreement between Employee and ECA and shall not be changed or subject to change orally.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                              ENERGY  CORPORATION  OF  AMERICA


                              By  /S/ John Mork
                                --------------------------------------
                                   John  Mork,  President  and  CEO



                                 /S/ Michael S. Fletcher
                                --------------------------------------
                                   Michael  S.  Fletcher

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

                                    EXHIBIT A


                                 PROMISSORY NOTE



$229,771.00                                             Charleston,  WV
                                                                ,  2000
                                                -----------------



          FOR VALUE RECEIVED, THE UNDERSIGNED, Michael S. Fletcher ("Borrower"), hereby promises to pay to the order of Energy Corporation of America ("Lender"), at its offices located at 4643 South Ulster Street, Suite 1100, Denver, Colorado, 80237, or at such other place as the holder may from time to time designate, the principal sum of $229,771.00, in lawful money of the United States, and to pay interest thereon in like money at said office from January 11, 2000 on the unpaid principal balance hereof at the rate of eight percent (8%) per annum.

          The principal amount due hereunder together with interest thereon shall be paid three (3) years from the date of this Note; provided, however, that such repayment obligations shall be cancelled (i) if Borrower remains in the continuous employment, in good standing, of Energy Corporation of America for a period of three (3) years from the date of this Note; or (ii) Energy Corporation of America terminates Borrower's employment at any time prior to three (3) years from the date of this Note, for any reason other than cause; or
(iii)  the  Borrower's  death  or  disability.

          Borrower waives diligence, demand, presentment, notice of nonpayment and protest, and assent to extensions of the time of payment, forbearance, or other indulgence, without notice.

          IN WITNESS WHEREOF, Borrower has caused this Note to be executed as of the date and year first above written.



                                   -------------------------------------
                                        MICHAEL  S.  FLETCHER